UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 22, 2024

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

T1, South Tower, Jiazhaoye Square, Chaoyang District,
Beijing, People’s Republic of China 100022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2024, Shineco, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with 22 purchasers, each an unrelated third party to the Company (collectively, the “Purchasers”). Pursuant to the SPA, the Purchasers agree to purchase, and the Company agreed to issue and sell to the Purchasers, an aggregate of 14,985,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a purchase price of $0.55 per share, and for an aggregate purchase price of $8,241,750 (the “Offering”). The Shares were offered under the Company’s registration statement on Form S-3 (File No. 333-261229), initially filed with the U.S. Securities and Exchange Commission on November 19, 2021, as amended on May 11, 2022, and on June 3, 2022, and was declared effective on June 10, 2022 (the “Registration Statement”). A prospectus supplement to the Registration Statement in connection with this Offering is expected to be filed with the U.S. Securities and Exchange Commission on or about September 6, 2024. The SPA, the transactions contemplated thereby, and the issuance of the Shares have been approved by the Company’s board of directors.

The Company expects to receive gross proceeds, before deducting the offering expenses payable by the Company, of approximately $8,241,750 from the issuance and sale of the Shares and expects the settlement thereof to occur in accordance with the terms of the SPA. Subject to the satisfaction of the closing conditions, the Offering is expected to close on or about September 10, 2024, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended.

The foregoing description of the SPA is qualified in its entirety by reference to the full text of the Form of Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

This report shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement by and among the Company and the Purchasers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco Inc.

Date: August 28, 2024	By:	/s/ Jennifer Zhan
Jennifer Zhan, Chief Executive Officer